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          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES ISSUED BY
                      METROPOLITAN LIFE INSURANCE COMPANY

                         SUPPLEMENT DATED JULY 1, 2001

                                       TO

                          PROSPECTUS DATED MAY 1, 2001

This supplements the information contained in the prospectus ("Prospectus") for Flexible Premium Variable Life Insurance Policies, dated May 1, 2001. You should keep this July 1, 2001 Supplement to the Prospectus for future reference.

As of July 1, 2001, all references to Bay Back Advisors are replaced with references to State Street Research and all references to the Back Bay Bond Income investment division are replaced with references to the State Street Research Bond Income investment division.





1900023251(0601)
L01068VPQ(EXP0502)MLIC-LD